Exhibit 10.96

AMENDMENT NO. 1 TO LOAN AGREEMENT,

FIRST AMENDMENT TO SECURITY AGREEMENTS AND

FIRST AMENDMENT TO CONTINUING AND UNCONDITIONAL GUARANTY

This Amendment No. 1 to Loan Agreement, First Amendment to Security Agreements and First Amendment to Continuing and Unconditional Guaranty (this “Amendment”) dated as of August __, 2019, is between Bank of America, N.A. (the “Bank”), CUI, Inc., an Oregon corporation, (“CUI”) and CUI-Canada, Inc., a Nova Scotia corporation (“CUI Canada”, and collectively with CUI, the “Borrower”).

RECITALS

A.     The Bank and the Borrower entered into a certain Loan Agreement dated as of April 18, 2019 (together with any previous amendments, the “Agreement”).

B.     The Bank and CUI entered into that certain Security Agreement dated as of April 18, 2019 (together with any previous amendments, the “U.S. Security Agreement”).

C.     The Bank and CUI Canada entered into that certain General Security Agreement dated as of April 18, 2019 (together with any previous amendments, the “Canadian Security Agreement”; and collectively with the U.S. Security Agreement, the “Security Agreements”).

D.     The Bank and CUI-Global, Inc., a Colorado corporation (the “Parent”), entered into that certain Continuing and Unconditional Guaranty dated as of April 18, 2019 (together with any previous amendments, the “Parent Guaranty”, and collectively with the Agreement and the Security Agreements, the “Amended Agreements”).

E.     The Bank, the Borrower and the Parent desire to amend the Amended Agreements. This Amendment shall be effective on the date hereof, subject to any conditions stated in this Amendment.

AGREEMENT

1.     Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.     Amendments. The Agreement is hereby amended as follows:

2.1     In Section 7.4 of the Agreement, the definition of “Basic Fixed Charge Coverage Ratio” is amended to add “plus non-cash items at the Bank’s sole discretion,” immediately preceding “to (b)” therein.

2.2     Section 7.5(b) of the Agreement is hereby amended to replace the “.” at the end thereof with “; provided that for purposes of determining compliance with this Section 7.5(b) commencing with the fiscal quarter ending June 30, 2019, the aggregate amount of dividends, redemptions of stock or membership interests, distributions and withdrawals (as applicable) shall exclude $523,500 relating to the transfer of a cash restricted standby letter of credit from Wells Fargo Bank to the Bank.”

2.3     A new Section 9.25 is hereby add to the end of the Agreement to read as follows:

9.25     Acknowledgement Regarding Any Supported QFCs.

To the extent that this Agreement and any other related loan documents (collectively, the “Loan Documents”) provide support, through a guarantee or otherwise, for any swap contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.

(b)	As used in this Section 9.25, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

3.     Amendment to Security Agreements.

3.1     A new Section 15 is hereby add to the end of the U.S. Security Agreement to read as follows:

15. Acknowledgement. Section 9.25 of that certain Loan Agreement, dated as of April 18, 2019, among CUI, Inc. and CUI-Canada, Inc., as borrowers, and BANA, is incorporated herein by reference mutatis mutandis.

3.2     A new Section 12 is hereby add to the end of the Canadian Security Agreement to read as follows:

12. Acknowledgement. Section 9.25 of that certain Loan Agreement, dated as of April 18, 2019, among CUI, Inc. and CUI-Canada, Inc., as borrowers, and BANA, is incorporated herein by reference mutatis mutandis.

4.     Amendment to Parent Guaranty. Section 27 of the Parent Guaranty is hereby renumbered as Section 28 and a new Section 27 is hereby added to the Parent Guaranty to read as follows:

27. Acknowledgement. Section 9.25 of that certain Loan Agreement, dated as of April 18, 2019, among Borrower and BANA, is incorporated herein by reference mutatis mutandis.

5.     Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, (d) this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers, (e) the information included in the Beneficial Ownership Certification most recently provided to the Bank, if applicable, is true and correct in all respects, and (f) as of the date of this Amendment and throughout the term of the Agreement, no Obligor is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.

6.     Conditions. The effectiveness of this Amendment is conditioned upon the Bank’s receipt of the following items, in form and content acceptable to the Bank:

6.1     A fully executed counterpart of this Amendment from the Borrower and the Parent in form satisfactory to the Bank.

6.2     KYC Information.

(a)     Upon the request of the Bank, the Borrower shall have provided to the Bank, and the Bank shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act.

(b)     If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have provided a Beneficial Ownership Certification to the Bank if so requested.

6.3     Evidence that the execution, delivery and performance by the Borrower and the Parent of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

6.4     Payment by the Borrower of all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment.

7.     Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, shall remain in full force and effect.

8.     Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement (or of any agreement or document required by this Agreement and any amendment to this Agreement) by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Agreement; provided, however, that the telecopy or other electronic image shall be promptly followed by an original if required by the Bank.

9.     FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

10.     Statutory Notice. Under Oregon law, most agreements, promises and commitments made by the Bank concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the Borrower’s residence must be in writing, express consideration and be signed by us (Bank) to be enforceable.

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The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

BANK:

BANK OF AMERICA, N.A.

By:	/s/ Michael W. Snook

Name: Michael W. Snook

Title: Senior Vice President

BORROWER:

CUI, INC.,

an Oregon corporation

By:	/s/ Daniel N. Ford	(Seal)

Name: Daniel N. Ford

Title: CFO

CUI-CANADA, INC.,

a Nova Scotia corporation

By:	/s/ Daniel N. Ford	(Seal)

Name: Daniel N. Ford

Title: CFO

CUI-GLOBAL, INC.,

a Colorado corporation

By:	/s/ Daniel N. Ford	(Seal)

Name: Daniel N. Ford

Title: CFO

AMENDMENT NO. 1

CUI, INC.